UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

iTeos Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39401	84-3365066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street
Watertown , Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 339 217 0161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITOS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

iTeos Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2024. As of April 16, 2024, the record date for the Annual Meeting, there were 35,965,522 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. There were 31,606,240 shares of common stock entitled to vote at the Annual Meeting present online or represented by proxy, which represented 87.88% of the outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 25, 2024: (i) to elect Jill M. DeSimone and David K. Lee as Class I directors, each to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal and (ii) to ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results for the Annual Meeting are as follows:

The Company’s stockholders elected each of the Class I director nominees. The votes cast at the Annual Meeting were as follows:

Class III Director Nominee	For	Withheld	Broker Non-Votes
Jill M. DeSimone	28,724,939	54,593	2,826,708
David K. Lee	28,569,456	210,076	2,826,708

The Company’s stockholders approved the ratification of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public account firm. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Vote
31,530,823	62,078	13,339	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iTeos Therapeutics, Inc.

Date:	June 13, 2023	By:	/s/ Michel Detheux
Michel Detheux, Ph.D. President and Chief Executive Officer